Acreage Enters into US$10MM Private Placement
New York, NY, June 5, 2024 - Acreage Holdings, Inc. (“Acreage” or the “Company”) (CSE: ACRG.A.U, ACRG.B.U) (OTCQX: ACRHF, ACRDF), a vertically integrated, multi-state operator of cannabis cultivation and retailing facilities in the U.S., today announced that it has entered into subscription agreements with certain institutional investors (each, an “Investor”) to issue units (the “Units”) by way of a brokered private placement at a price of US$833.33 per Unit, for gross proceeds to the Company of US$10 million (the “Offering”).
Each Unit will consist of: (i) US$1,000 principal amount of non-recourse unsecured convertible notes (the “Notes”), reflecting a 16.67% original issue discount, convertible into that number of Class E subordinate voting shares of the Company (the “Fixed Shares”) at the Conversion Price (as defined below); and (ii) Fixed Share purchase warrants (the “Warrants”), with each Warrant exercisable to acquire one Fixed Share at the Exercise Price (as defined below) at any time on or before the date which is 60 months after the closing date of the Offering (the “Closing Date”). The number of Warrants to be issued to each Investor shall be the quotient obtained by dividing the aggregate US$10 million subscription amount of the Units by the Exercise Price.
The Company is party to an arrangement agreement with Canopy Growth Corporation (“Canopy”) dated April 18, 2019, as amended (the “Fixed Share Arrangement Agreement”), relating to the proposed acquisition of all issued and outstanding Fixed Shares (the “Fixed Share Acquisition”). The Fixed Share Acquisition is anticipated to occur immediately after the acquisition of the Class D subordinate voting shares of Acreage (the “Floating Shares”) pursuant to the plan of arrangement under the Business Corporations Act (British Columbia) (the “Floating Share Arrangement”) in accordance with the arrangement agreement (the “Floating Share Arrangement Agreement”) dated October 24, 2022, as amended, among the Company, Canopy and Canopy USA (the “Floating Share Acquisition” and together with the Fixed Share Acquisition, the “Acquisitions”). Upon the closing of the Acquisitions, Canopy USA will own 100% of the issued and outstanding shares of Acreage.
The “Conversion Price” of the Notes shall be the price per Fixed Share determined by multiplying (i) the Exchange Ratio (as such term is defined in Fixed Share Arrangement Agreement) as the same shall be adjusted in accordance with the terms of the Fixed Share Arrangement Agreement by, (ii) the Fair Market Value (as such term is defined in the Fixed Share Arrangement Agreement) of the common shares of Canopy (the “Canopy Shares”) on the business day prior to the closing of the Fixed Share Acquisition after giving effect to the conversion of the Notes and the determination of the number of Warrants issued under the Offering. The Conversion Price shall be determined at the closing of the Fixed Share Acquisition.
The “Exercise Price” of the Warrants shall equal the Conversion Price; provided, however, that in the event that the Put Right (as defined below) is exercised, the Exercise Price shall be not less than US$0.375.
In connection with the Offering, each Investor intends to enter into a put agreement with Canopy USA, pursuant to which such Investor will have the right (the “Put Right”) to require Canopy

USA to purchase the Notes and the Warrants subscribed for by it under the Offering if (i) the Fixed Share Acquisition is not completed before the date that is 15 months from the Closing Date (the “Maturity Date”), (ii) if the Fixed Share Acquisition is terminated at any time prior to the Maturity Date, or (iii) if the Company is subject to an insolvency event.
If the Acquisitions are completed before the Maturity Date: (i) each Note will be automatically converted immediately prior to the completion of the Fixed Share Acquisition at the Conversion Price; and (ii) each Warrant shall be exercisable for such number of Canopy Shares as the holder thereof would have been entitled to receive in accordance with the terms of the Fixed Share Arrangement Agreement had the holder exercised the Warrants prior to the closing of the Fixed Share Acquisition. If the Fixed Share Acquisition is not completed by the Maturity Date and, provided that the Put Right has been exercised, the outstanding Notes shall thereafter only represent an unsecured payment obligation of the principal amount thereof by Company in favor of Canopy USA.
Closing of the Offering is expected to occur on or about June 6, 2024 and is subject to customary closing conditions. The Company will deposit the net proceeds of the Offering in a segregated account and intends to use the same for working capital and general corporate purposes.
While the number of Fixed Shares issuable upon conversion or exercise, as applicable, of the Notes and the Warrants remains unknown at this time, the completion of the Offering is expected to result in significant dilution of the Fixed Shares, particularly given that the Conversion Price of the Notes is based on the Exchange Ratio, which will be adjusted pursuant to the Fixed Share Arrangement Agreement for issuances in excess of the Purchaser Approved Share Threshold (as such term is defined in the Fixed Share Arrangement Agreement). The Offering is expected to result in the issuance of Fixed Shares under the Notes, and Warrants exercisable to acquire Fixed Shares, at the time of closing the Fixed Share Arrangement, well in excess of the Purchaser Approved Share Threshold, with the effect that the Exchange Ratio will be significantly reduced. The Exchange Ratio reduction is expected to have a material and adverse effect on the number of Canopy shares that holders of Fixed Shares could receive pursuant to the Fixed Share Arrangement Agreement may have a material and adverse effect on the value of the Fixed Shares.
The following table below sets forth the potential Exchange Ratio based on a range of Canopy Share prices during the previous 52-week period after giving effect to the Offering:

Canopy Share Price (US$)	Fixed Share Exchange Ratio
US$5.00	≈ 0.00000
US$6.00	0.00190
US$7.00	0.00656
US$8.00	0.01005
US$9.00	0.01277
US$10.00	0.01494
US$11.00	0.01672
US$12.00	0.01821

US$13.00	0.01946
US$14.00	0.02054
US$15.00	0.02147
US$16.00	0.02228
US$17.00	0.02300
US$18.00	0.02364
US$19.00	0.02421
While the above chart shows indicative potential adjustment to the Fixed Share Exchange Ratio at the closing of the Fixed Share Acquisition (based on the number of Fixed Shares and securities convertible into or exercisable to acquire Fixed Shares, as of the date hereof), it assumes there have been no further actions taken by the Company to address the potential significant dilution and related impact on the Exchange Ratio.
Furthermore, as a result of the potential significant dilution of the Fixed Shares as described above, the closing of the Offering may result in the creation of a new Control Person (as defined in the policies of the Canadian Securities Exchange (“CSE”)), and, as a result, the Offering may be deemed to have Materially Affected Control (as defined in the policies of the CSE) of the Company. The Conversion Price of the Notes may also be lower than the market price of the Fixed Shares at such time less the Maximum Permitted Discount (as defined in the policies of the CSE). The Exercise Price of the Warrants may also be lower than the market price of the Fixed Shares as of the date hereof. The Company confirms that it has been granted approval by the CSE to avoid seeking securityholder approval for the Offering and the potential creation of a new Control Person in reliance on the exceptions outlined in section 4.6(2)(b) of CSE Policy 4, as the Company is in serious financial difficulty. No related person of the Company will be participating in the Offering.
The Company has, over the course of the last several months, explored numerous avenues to secure additional funding, in order to continue ongoing operations and development activity, and, as required, to service its outstanding debt obligations. To date, the Company has been unable to secure any such debt or equity funding, due to ongoing unfavorable capital markets conditions, the Company’s high debt levels, its increasingly distressed financial condition and constraints under the Fixed Share Arrangement Agreement. Given the Company’s deteriorating financial condition, it defaulted on its obligations under the Company’s outstanding debt obligations, and on April 20, 2024 and May 10, 2024, the Company received a notice of default letter on each date from the agents of the Prime rate credit facilities due January 2026, as amended, of the occurrence of certain events of default.
The Company currently does not have sufficient funding to continue as a going concern, and therefore, if the Offering is not completed, and no alternative arrangements are secured, there is significant doubt about the Company’s ability to continue as a going concern. If this Offering does not proceed, there is significant doubt that management will be successful in securing alternative funding or that management will have sufficient time to implement any alternative transaction, which would be required to enable the Company to continue as a going concern.

The Board of Directors of the Company determined it was in the best interests of the Company to enter into the Offering given the immediate working capital needs of the business, the distressed position with respect to accounts payable, and the need to ensure that it would continue to meet ongoing payroll obligations. As disclosed in the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2024, there was substantial doubt about the Company’s ability to continue as a going concern, which the proceeds of the Offering, along with the Company’s previously announced amended and restated credit agreement, are expected to alleviate.
The Company’s independent directors have also determined that the Offering is in the best interests of the Company and reasonable based on the Company’s current financial circumstances in order keep the Company solvent; the Company’s independent directors have determined that neither (i) seeking shareholder approval for the Offering, nor (ii) a rights offering to existing securityholders on the same terms would be feasible to complete, based on the Company’s immediate liquidity requirements.
This press release shall not constitute an offer to sell or the solicitation of an offer to buy any securities in the United States. None of the Units, Notes, Warrants or Fixed Shares issuable upon conversion or exercise thereof have been, nor will they be, registered under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”) or the securities laws of any state of the United States and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements. This news release will not constitute an offer to sell or the solicitation of an offer to buy nor will there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful.
About Acreage Holdings
Acreage is a multi-state operator of cannabis cultivation and retailing facilities in the U.S., including the Company’s national retail store brand, The Botanist. With its principal address in New York City, Acreage’s wide range of national and regionally available cannabis products include the award-winning brands The Botanist and Superflux, the Prime medical brand in Pennsylvania, and others. Acreage has focused on building and scaling operations to create a seamless, consumer-focused, branded experience. Learn more at www.acreageholdings.com and follow us on Twitter, LinkedIn, Instagram, and Facebook.
Forward-Looking Statements
This news release and each of the documents referred to herein contains “forward-looking information” and “forward-looking statements” within the meaning of applicable Canadian and United States securities legislation, respectively. All statements, other than statements of historical fact, included herein are forward-looking information, including, without limitation, the expected benefits resulting from the Company’s previously announced amended and restated credit agreement, the Closing Date of the Offering or the completion thereof, the use of proceeds from the Offering, the Conversion Price or the Exercise Price, the number of Fixed Shares to be issued upon conversion of the Notes, the number of Warrants or Fixed Shares issuable upon exercise thereof, the conversion of the Notes and Warrants based on the timing of the completion of the Acquisitions, the dilutive effect of the Offering on the Fixed Shares, the Company taking steps to mitigate dilution prior to the Acquisitions closing, amendments to the Exchange Ratio, the ability of the Company to remain solvent, the creation of a new Control Person, the satisfaction of the conditions set forth in the Fixed Share Arrangement Agreement and Floating Share Arrangement Agreement, the closing of the Acquisitions, the exercise of the Put Right, the ability of management to secured alternative financing arrangements, and the ability of the Company to continue as a going concern. Often, but not always, forward-looking statements and information can be identified by the use of words such as “plans”, “expects” or “does not expect”, “is expected”, “estimates”, “intends”, “anticipates” or “does not anticipate”, or “believes”, or variations of such words and phrases or state that certain actions, events or results “may”, “could”, “would”, “might” or “will” be taken, occur or be achieved. Forward-looking statements or information involve known and unknown risks, uncertainties, and other factors which may cause the actual results, performance or achievements of Acreage or its subsidiaries to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements or information contained in this news release.
Risks, uncertainties and other factors involved with forward-looking information could cause actual events, results, performance, prospects and opportunities to differ materially from those expressed or implied by such forward-looking information, including, but not limited to: the occurrence of changes in U.S. federal laws regarding the cultivation, distribution or possession of marijuana; the ability of the parties to satisfy, in a timely manner, the other conditions to the completion of the Floating Share Arrangement Agreement; the ability of Canopy, Canopy USA and Acreage to satisfy, in a timely manner, the closing conditions to the Floating Share Arrangement; risks relating to the value and liquidity of the Floating Shares and the common shares of Canopy; Canopy maintaining compliance with the Nasdaq and Toronto Stock Exchange listing requirements; the rights of the holders of Floating Shares may differ materially from those of shareholders in Canopy; expectations regarding future investment, growth and expansion of Acreage’s operations; the possibility of adverse U.S. or Canadian tax consequences upon completion of the Floating Share Arrangement; if Canopy USA acquires the Fixed Shares pursuant to the Fixed Share Arrangement Agreement without structural amendments to Canopy’s interest in Canopy USA, the listing of the Canopy Shares on the Nasdaq may be jeopardized; the risk of a change of control of either Canopy or Canopy USA; restrictions on Acreage’s ability to pursue certain business opportunities and other restrictions on Acreage’s business; the impact of material non-recurring expenses in connection with the Floating Share Arrangement on Acreage’s future results of operations, cash flows and financial condition; the possibility of securities class action or derivatives lawsuits; in the event that the Floating Share Arrangement is not completed, but the Fixed Share Acquisition is completed and Canopy becomes the majority shareholder in Acreage, the likelihood that the holders of Floating Shares will have little or no influence on the conduct of Acreage’s business and affairs; risk of situations in which the interests of Canopy USA and the interests of Acreage or shareholders of Canopy may differ; Acreage’s compliance with Acreage’s business plan for the fiscal years ending December 31, 2020 through December 31, 2029 pursuant to the Fixed Share Arrangement Agreement; in the event that the Floating Share Arrangement is completed, the likelihood of Canopy completing the Fixed Share Acquisition in accordance with the Fixed Share Arrangement Agreement; there is no certainty on the Exchange Ratio and, depending on timing of closing of the Acquisitions, if at all, and the potential for dilution in respect of the Offering, there may be further diminution of the Exchange Ratio, which will result in fewer Canopy Shares being received upon completion of the Acquisition (see “Risk Factors - Risks Related to the Acquisition - Risks Associated with a Fixed Exchange Ratio” and “Risk Factors - Risks Related to the Acquisition - The Exchange Ratio may be decreased in certain instances” in the Company’s Management Information Circular dated May 17, 2019); risks relating to certain directors and executive officers of Acreage having interests in the transactions contemplated by the Floating Share Arrangement Agreement and the connected transactions that are different from those of the holders of Floating Shares; other expectations and assumptions concerning the transactions contemplated between Canopy, Canopy USA and Acreage; the available funds of Acreage and the anticipated use of such funds; the availability of financing opportunities for Acreage and Canopy USA and the risks associated with the completion thereof; regulatory and licensing risks; the ability of Canopy, Canopy USA and Acreage to leverage each other’s respective capabilities and resources; changes in general economic, business and political conditions, including changes in the financial and stock markets; risks relating to infectious diseases, including the impacts of the COVID-19; legal and regulatory risks inherent in the cannabis industry, including the global regulatory landscape and enforcement related to cannabis, political risks and risks relating to regulatory change; risks relating to anti-money laundering laws; compliance with extensive government regulation and the interpretation of various laws regulations and policies; public opinion and perception of the cannabis industry; and such other risks disclosed in the Company’s Management Information Circular dated May 17, 2019, the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, as amended, and the Company’s other public filings, in each case filed with the SEC on the EDGAR website at www.sec.gov and with Canadian securities regulators and available under Acreage’s profile on SEDAR+ at www.sedarplus.ca. Although Acreage has attempted to identify important factors that could cause actual results to differ materially from those contained in forward-looking information, there may be other factors that cause results not to be as anticipated, estimated or intended.
Although Acreage believes that the assumptions and factors used in preparing the forward-looking information or forward-looking statements in this news release are reasonable, undue reliance should not be placed on such information and no assurance can be given that such events will occur in the disclosed time frames or at all. The forward-looking information and forward-looking statements included in this news release are made as of the date of this news release and Acreage does not undertake any obligation to publicly update such forward-looking information or forward-looking statements to reflect new information, subsequent events or otherwise unless required by applicable securities laws.
Neither the Canadian Securities Exchange nor its Regulation Service Provider, nor any securities regulatory authority in Canada, the United States, or any other jurisdiction, has reviewed and does not accept responsibility for the adequacy or accuracy of the content of this news release.

Contact Information
For more information, please contact:

Philip Himmelstein
Interim Chief Financial Officer
Investors@acreageholdings.com
646-600-9181

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